M FUND, INC.
                         PROSPECTUS DATED APRIL 30, 2005
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2005
                      SUPPLEMENT DATED AS OF JUNE 29, 2005

     THE FOLLOWING INFORMATION REPLACES SIMILAR DISCLOSURE FOR THE TURNER CORE GROWTH FUND ON PAGE 22 OF THE PROSPECTUS:

          A team of investment professionals comprising an investment committee manages the Turner Fund. Robert E. Turner, Mark D. Turner and Robb Parlanti are the members of the investment committee. Robert E. Turner, CFA, Chairman and Chief Investment Officer - Growth Equities of Turner, is lead manager of the Fund (since July 4, 1996). Robert E. Turner co-founded Turner in 1990. He has 23 years of investment experience. Mark D. Turner is also a co-manager of the Fund (since July 4, 1996) and is President of Turner and a Senior Portfolio Manager/Security Analyst. He co-founded Turner in 1990. He has 22 years of investment experience. Robb Parlanti is also a co-manager of the Fund (since May 1, 2005). Mr. Parlanti is a Senior Portfolio Manager/Security Analyst on the cyclical team and is a Principal of Turner. -He has 17 years of experience and has been with Turner for 12 years.


     THE FOLLOWING INFORMATION REPLACES SIMILAR DISCLOSURE FOR THE TURNER CORE GROWTH FUND ON PAGE 25 OF THE STATEMENT OF ADDITIONAL INFORMATION:

          Turner Investment Partners, Inc., Sub-Adviser to the Turner Fund, is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. Turner is independent and employee-owned. Messrs. Robert Turner, Mark Turner and Robb Parlanti are responsible for the day-to-day management of the Fund. Each portfolio manager is responsible for advising the following types of accounts:

    Registered  Investment    Other Pooled Investment  Separately Managed
    Companies                 Companies                Accounts
                Total Assets             Total Assets             Total Assets
    Number of   of Accounts   Number of  of Accounts   Number of  of Accounts
    Accounts    Managed       Accounts   Managed       Accounts   Managed

Robert E.  39   $5,921,774,545      4   $54,464,560       87     $4,736,954,595
Turner
Mark       20   $3,787,412,225      1      $306,805       60     $2,862,328,980
Turner
Robb       7    $677,330,605       15  $742,307,814       24       $826,670,269
Parlanti

     IN ADDITION, ADVISORY FEES FOR TWO REGISTERED INVESTMENT COMPANY AND SEVERAL OTHER ACCOUNTS ARE BASED ON THE PERFORMANCE OF THE ACCOUNT AS SHOWN
     BELOW:

    Registered Investment      Other Pooled Investment  Separately Managed
    Companies                  Companies                Accounts
                 Total Assets             Total Assets             Total Assets
    Number of    of Accounts   Number of  of Accounts   Number of  of Accounts
    Accounts     Managed       Accounts   Managed       Accounts   Managed

Robert E.   1    $591,000         0              $0        3        $28,900,000
Turner
Mark        0          $0         0              $0        2        $22,600,000
Turner
Robb        0          $0         1     $10,058,849        0                 $0
Parlanti

               The information for Robert Turner and Mark Turner in the above tables is as of December 31, 2004. The information for Robb Parlanti is as of March 31, 2005.

               As is typical for many money  managers,  potential  conflicts  of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, related to the side by side management of accounts with performance based fees and accounts with fixed fees, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

               Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to the performance of the Russell 1000 Growth Index. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the investment team and all portfolio managers for the Fund, are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

               The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer (CIO) is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

As of December 31, 2004, Robert Turner and Mark Turner did not beneficially own any shares of the Turner Core Growth Fund. As of March 31, 2005, Robb Parlanti did not beneficially own any shares of the Turner Core Growth Fund.